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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 2, 1999
                                                --------------------------------


                           REGISTRY MAGIC INCORPORATED
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             (Exact name of registrant as specified in its charter)


          Florida                      0-24283                  65 062 3427
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(State or other jurisdiction       (Commission File            (IRS Employer
 or incorporation)                     Number)              Identification No.)


         One South Ocean Boulevard, Suite 206, Boca Raton, Florida 33486
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code        (561) 367-0408
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         Effective August 2, 1999, the Board of Directors of Registry Magic Incorporated accepted the resignations of Sheldon Misher and Dennis Wolf from the Board of Directors.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGISTRY MAGIC INCORPORATED


                                        By: /s/ Bruce Carlsmith
                                            -----------------------------------
                                            Bruce Carlsmith
                                            Acting Principal Executive Officer



DATED: August 5, 1999

























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